Exhibit 10.2


                           ASSIGNMENT OF REPURCHASE RIGHTS
                           -------------------------------


               THIS ASSIGNMENT OF REPURCHASE RIGHTS dated as of the 31st day of March, 1996 by and between WARNER INSURANCE SERVICES, INC., a Delaware corporation ("Assignor"), and SOFTWARE INVESTMENTS LIMITED, a British Virgin Islands corporation ("Assignee").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

               WHEREAS, Assignor and Assignee have entered into an Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of March 31, 1996 pursuant to which, among other things, Assignor has agreed to assign, transfer and convey to Assignee all of its rights to repurchase (the "Repurchase Rights") (i) 1,628,100 shares of the Common Stock, $.01 par value per share, of Assignor (the "Restructuring Shares"), issued by Assignor pursuant to that certain Restructuring Agreement, dated as of March 1, 1996, by and among Assignor, Atlantic Employers Insurance Company, Pacific Employers Insurance Company, Electric Insurance Company, The Robert Plan Corporation, Material Damage Adjustment Corporation, Lion Insurance Company and National Consumer Insurance Company (the "Restructuring Agreement") and (ii) 776,562 Warrants issued by Assignor pursuant to the Restructuring Agreement, as said Repurchase Rights are set forth in Section
     8.4 of the Restructuring Agreement;

               WHEREAS, pursuant to the Stock Purchase Agreement, Assignor wishes to assign such Repurchase Rights to Assignee, and Assignee wishes to accept such assignment, in accordance with the terms and conditions of the Stock Purchase Agreement.

               NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree to and with each other as follows:

               1. Assignor hereby assigns, transfers, conveys and sets over to Assignee all of Assignor's right and interest in and to the Repurchase Rights, as said rights are set forth in Section 8.4 of the Restructuring Agreement, a copy of said section being attached hereto as Schedule A.

               2. Assignee accepts such assignment from Assignor, hereby assumes all of the obligations, from and after the date hereof, of Assignor with respect to the Repurchase Rights, and agrees to be bound by the provisions of said Section 8.4 of the Restructuring Agreement as set forth in Schedule A hereto.

               3. Assignor and Assignee further covenant that each will do, execute, act and deliver, or will cause to be done, executed, acted and delivered, such and all other acts, transfers, assignments, powers of attorney and assurances as Assignor, its successors and assigns, shall reasonably require to further effect the transfer and assignment to Assignee, its successors and assigns, of the Repurchase Rights.

               4. Notwithstanding the terms of Section 8.4 of the Restructuring Agreement, in the event that Assignee has not exercised the Repurchase Rights being assigned hereunder, as to the Restructuring Shares on or prior to the date which is twenty-one (21) calendar days preceding the expiration date of the Repurchase Rights, the parties hereto acknowledge and agree that (i) this Repurchase Rights Assignment shall terminate and be of no further force or effect, (ii) the full right to and interest in the Repurchase Rights shall automatically revert to Assignor without any further action on the part of either party hereto, and (iii) Assignee shall have no further right to or interest in said Repurchase Rights.

               5. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand, by facsimile or sent by certified or registered United States mail, postage prepaid and return receipt requested, or by prepaid overnight express service. Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):

                    If to Assignor:

                    Warner Insurance Services, Inc.
                    18-01 Pollitt Drive
                    Fair Lawn, New Jersey 07410
                    Attention:  President
                    Fax:  (201) 791-9113

                    With a copy to:

                    Reid & Priest LLP
                    40 West 57th Street
                    New York, New York 10019
                    Attention:  Leonard Gubar, Esq.
                    Fax: (212) 603-2001


                    If to Assignee:

                    Software Investments Limited
                    c/o Moore Stephens International Services (BVI) Limited Abbott Building
                    P.O. Box 3186
                    Main Street, Road Town, Tortola
                    British Virgin Islands
                    Attention:  Ms. Carol Raward
                    Fax:  (809) 494-3592

                    With a copy to:

                    Gardere & Wynne, L.L.P.
                    1601 Elm Street, Suite 3000
                    Dallas, Texas 75201
                    Attention:  Alan J. Perkins, Esq.
                    Fax:  (214) 999-4667

               6. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, which consent shall not be unreasonably withheld.

               7. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Delaware (without regard to the choice of law provisions thereof).

               8. This Agreement cannot be amended, supplemented, or changed except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement, or modification is sought.

               9. In the event of any conflict or inconsistency between any of the provisions contained in this Agreement and the Stock Purchase Agreement, the provisions of the Stock Purchase Agreement shall prevail.

               10. This Agreement may be signed in counterparts all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                   ASSIGNOR:

                                   WARNER INSURANCE SERVICES, INC.



                                   By: /s/ Raul F. Calvo
                                      -------------------------------
                                      Name:  Raul F. Calvo
                                      Title:  Vice President


                                   ASSIGNEE:

                                   SOFTWARE INVESTMENTS LIMITED



                                   By: /s/ Mark Donald Johnston
                                      --------------------------------
                                      Name:  Mark Donald Johnston
                                      Title:  Director/Authorized Signatory

                                      SCHEDULE A


               8.4  Option of Warner to Purchase Settlement Shares and Warrants.
                    ------------------------------------------------------------
     (a) For a period of six months after the Closing Date, Warner shall have the option to acquire from the Releasees 50% of the Settlement Shares at a cash price equal to the greater of $3.00 or 50% of the then market price of a share of Warner Common Stock. For purposes of this subsection, market price shall mean the average closing price for a share of Warner Common Stock on such market which is or may become the major trading market for Warner Common Stock for the five (5) business days immediately prior to the notice of exercise of such option, as provided for in subsection (c) below.

               (b) For a period of six months after the Closing Date Warner shall have the option to acquire from the Releasees 50% of the Warrants at a cash price equal to $1.00 per Warrant.

               (c) The options granted hereunder shall be exercisable by written notice by Warner to the Releasees, which notice shall set a date and time and place of closing, which closing date shall be no earlier than five (5) business days after the date of such notice and no later than ten
     (10) business days after the date of such notice, at which closing Warner shall deliver the consideration by certified check payable to the order of each Releasee, and each Releasee shall deliver the securities being acquired by Warner duly endorsed for transfer. The options granted hereunder shall be exercised pro rata as to each Releasee based upon the original number of Settlement Shares and/or Warrants issued to such Releasee. The certificates for such securities will be appropriately legended to reflect the options granted hereunder.

               (d) Warner shall have the right to assign the options granted herein in its sole discretion subject to such assignee agreeing in writing to be bound by the provisions of this Section 8.4.